Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.



              /s/Douglas A. Warner III
              -------------------------------------








Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.



              /s/Riley P. Bechtel
              -------------------------------------




Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/Martin Feldstein
              -------------------------------------







Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.



             /s/Hanna H. Gray
              -------------------------------------







Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/James R. Houghton
              -------------------------------------






Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/James L. Ketelsen
              -------------------------------------





Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/William S. Lee
              -------------------------------------






Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/Roberto G. Mendoza
              -------------------------------------






Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/ Michael E. Patterson
           -------------------------



Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.



              /s/Lee R. Raymond
              -------------------------------------






Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/Richard D. Simmons
              -------------------------------------





Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/Kurt F. Viermetz
              -------------------------------------







Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/Rodney B. Wagner
              -------------------------------------







Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/Dennis Weatherstone
              -------------------------------------







Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edmund P. Rogers III, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of
them, full power and authority to do and   perform each and
every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/Douglas C. Yearley
              -------------------------------------







Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/John A. Mayer, Jr.
              -------------------------------------







Exhibit 24


POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Rodney B. Wagner, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or (ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 14th day of December, 1995.


              /s/David H. Sidwell
              -------------------------------------